Exhibit 10.85


                    AMENDMENT NO. 2 TO SERIES C CONVERTIBLE
                       PREFERRED STOCK PURCHASE AGREEMENT

         This Amendment No.2 (the "Amendment") dated as of September , 2004, is made to that certain Series C Convertible Stock Purchase Agreement (the "Series C Stock Purchase Agreement") dated as of September 4, 2003 and Amendment No. 1 as of December 31, 2003, by and between INSCI Corp., a Delaware corporation (the "Company") and SCP Private Equity Partners II, L.P., a Delaware limited partnership (the "Investor"), and is executed by the Company, the Investor and CSSMK, LLC, a Massachusetts limited liability company with a principal place of business located at 38 Oriole Road, Medfield, MA 02052 ("CSSMK"). Capitalized terms not otherwise defined in this Amendment shall have the same meaning as set forth in the Series C Stock Purchase Agreement.

                                    RECITALS

         WHEREAS, the Company wishes to issue and sell additional shares of Series C Preferred Stock and CSSMK wishes to purchase the shares (the "Purchase"); and

         WHEREAS, the Company and the Investor desire to amend the Series C Stock Purchase Agreement to increase the total number of shares of Series C Preferred Stock authorized to be sold to CSSMK, to include CSSMK as a party to the Series C Stock Purchase Agreement, and to update certain other information;

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants hereinafter contained, the parties, agreeing to be legally bound, hereto agree to the following:

                  1. AMENDMENTS. Effective as of the date hereof, the Series C Stock Purchase Agreement shall be amended as follows:

                  1.1 DEFINITIONS. Together, the Investor and CSSMK shall be referred to as the "Investors". Any reference to the "Investor" in Sections 2 (including Sections 2.1-2.28), 3.2, 3.3, 3.5, 3.6, 3.7, 7.1, 7.2 and 7.10 shall be amended by deleting it and replacing it with the term "Investors". Annexed hereto and made a part hereof is a true copy of the Agreement dated as of September 4, 2003 and Amendment dated as of December 31, 2003.

                  1.2 A new Section 1.1 (d) is hereby added to the Agreement, reading as follows: "Subject to the terms and conditions of this Agreement, CSSMK agrees to purchase, and the Company agrees to sell and issue to the CSSMK, 51,557 shares of the Series C Preferred Stock at a price per share of $1.9396, for an aggregate purchase price of $100,000 on September , 2004. The rights, privileges and preferences of the Series C Preferred Stock shall be as stated in the Designation."

                  1.3 Section 7.7 is amended to read in its entirety as follows:
NOTICES. "All notices and other communications hereunder shall be in writing and shall be

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deemed given if delivered personally or by commercial overnight courier (with confirmation of receipt) or sent via facsimile (with confirmation of receipt),
(a) in case of the Company, to the Company at One Research Drive, Suite 200 B, Westborough, MA 01581 (Fax No.: (508) 870-5585), Attention: President, with a copy to Baratta & Goldstein, 597 Fifth Avenue, New York, NY 10017; (b) in the case of SCP Private Equity Partners II, L.P., to SCP Private Equity Partners II, L.P. at 1200 Liberty Ridge Drive, Suite 300; Wayne, Pennsylvania 19087 (Fax:
(610) 975-9546), Attention: General Counsel (or at such other address for a party as shall be specified by like notice), with a copy to Saul Ewing LLP, Centre Square West, 1500 Market Street, 38th Floor, Philadelphia PA 19102-2186 (Fax: (215) 972-1934), Attention: Charles C. Zall; in case of CSSMK, LLC, to 38 Oriole Road, Medfield, MA 02052, Attention: Henry F. Nelson, (Fax: (508) 359-4382), with a copy to Nelson & Roche, 60 McGrath Highway, Quincy, MA 02169,
Attention: John Nelson, (Fax: (617) 770-0077). Notice given by facsimile shall be confirmed by appropriate answer back and shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next business day after receipt if not received during the recipient's normal business hours. All notices by facsimile shall be confirmed promptly after transmission in writing by certified mail or personal delivery. Any party may change any address to which notice is to be given to it by giving notice as provided above of such change of address."



         2. Other Provisions.

                  2.1. CONSIDERATION. At the closing of the Purchase, the Company shall deliver to CSSMK, a certificate representing 51,557 shares of the Securities against payment of $100,000 by wire transfer or good check.

                  2.2 INVESTMENT EXPERIENCE. The Investor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. The Investor also represents it has not been organized for the purpose of acquiring the Securities. CSSMK acknowledges that it is an investment company, and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

                  2.3 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations made by them herein or heretofore, the Investor and CSSMK each further agrees not to make any disposition of all or any portion of the Securities or the Conversion Shares unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section and the applicable provisions of the Amended and Restated Registration Rights Agreement and:

                  (a) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or


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                  (b) The party wishing to make the disposition shall have
notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition and, if requested by the Company, shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances or unless required by a transfer agent.

Notwithstanding the provisions of subsections (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by the Investor to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original investor hereunder. Notwithstanding the foregoing, no such registration statement or opinion of counsel shall be necessary for a transfer by CSSMK to any of its Permitted Transferees (as defined under the Stockholders Agreement dated as of December 31, 2003 by and among the Company, Investor. and CSSMK).

                           (c) The Company represents to the Investor and CSSMK
that there have been no material adverse changes in the representations as set forth in the September 4, 2003 Agreement and Amendment as of December 31, 2003, and that the Independent Board of Directors of the Company has authorized and approved the within sale of securities.

                           (d) CSSMK understands and agrees that the within
purchase transaction, will not cause an adjustment in the Series C Preferred Stock Conversion Price under the Certificate of Designation with respect to such series.


                    2.4 MISCELLANEOUS. Except as amended hereby, the Series C Stock Purchase Agreement shall remain in full force and effect. This Amendment shall be governed by the laws of the State of Delaware, and may be executed in multiple counterparts, each of which shall be considered an original but all of which shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties have executed this Amendment to the Series C Stock Purchase Agreement as of the date first above written.



                                 COMPANY:

                                 INSCI CORP.

                                 By:
                                 ------------------------------------
                                 Name:
                                 Title:



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                                 INVESTOR:

                                          SCP PRIVATE EQUITY PARTNERS II, L.P.

                                 By: SCP Private Equity II General Partner, L.P., its General Partner

                                 By:      SCP Private Equity II LLC


                                 By:
                                 --------------------------------------
                                 Name:
                                 Title: a Manager


                                 CSSMK:


                                 CSSMK, LLC



                                 By:
                                 --------------------------------------
                                 Name:
                                 Title:   Manager




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